UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2025

SERES THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37465	27-4326290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Cambridgepark Drive
Cambridge, MA	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 945-9626

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MCRB	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2025, Eric D. Shaff, President, Chief Executive Officer and Director of Seres Therapeutics, Inc. (the “Company”), resigned from his positions as President and Chief Executive Officer of the Company, effective July 31, 2025 (the “Effective Date”). Mr. Shaff continues in his role as a Class I member of the Company’s Board of Directors (the “Board”).

Separation Letter

On July 21, 2025, the Company entered into a letter agreement with Mr. Shaff regarding his separation from the Company (the “Separation Letter”). The Separation Letter provides that Mr. Shaff will continue to provide advisory services as reasonably requested by the Company from time to time to ensure a smooth transition of his duties. As consideration for these advisory services and for Mr. Shaff’s continued service on the Board, the Company will pay to Mr. Shaff a prorated bonus for the 2025 fiscal year, in an amount determined by the Board based upon the actual performance achieved, or, if the Board determines in its discretion, in a higher amount (the “Pro Rata Bonus”). The Pro Rata Bonus will be paid to Mr. Shaff at the time that annual bonuses are paid to other actively employed senior executives of the Company; provided that if, prior to the end of 2025, the Board determines that a financing or strategic transaction has been consummated that materially contributes to value creation at the Company, the Board will pay the Prorated Bonus by the end of 2025.

Appointment of New Co-Chief Executive Officers

On July 17, 2025, the Company’s Executive Vice President and Chief Financial Officer, Marella Thorell, and the Company’s Executive Vice President and Chief Legal Officer, Thomas J. DesRosier, were appointed as the Co-Chief Executive Officers and Co-Presidents of the Company and designated as the Company’s co-principal executive officers, in each case effective as of August 1, 2025. Ms. Thorell and Mr. DesRosier also continue to hold their current respective offices.

A description of each of Ms. Thorell’s and Mr. DesRosier’s business experience can be found in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 13, 2025, and is incorporated by reference herein.

The Company and each of Ms. Thorell and Mr. DesRosier have previously entered into the Company’s standard indemnification agreement for executive officers. There are no family relationships between either of Ms. Thorell or Mr. DesRosier and any director or executive officer of the Company that would be required to be disclosed pursuant to Item 401(d) of Regulation S-K, and neither of Ms. Thorell or Mr. DesRosier have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K.

Transition Letters

On July 21, 2025, the Company entered into letter agreements with each of Ms. Thorell and Mr. DesRosier (each, a “Transition Letter”). The Transition Letters provide for a cash bonus equal to $500,000, less applicable taxes and withholding, payable to each of Ms. Thorell and Mr. DesRosier (the “Appointment Bonuses”). The first third of the Appointment Bonus is payable to each of Ms. Thorell and Mr. DesRosier on August 1, 2025. The remaining two thirds of the Appointment Bonuses will be paid on January 1, 2026 (the “Second Payment Date”), contingent on the continued employment of the recipient in the role of Co-President and Co-Chief Executive Officer through the Second Payment Date. In the event that the employment of Ms. Thorell or Mr. DesRosier is terminated after the Second Payment Date but prior to February 28, 2026, either by the Company for Cause (as defined in the executive’s existing employment agreement with the Company) or due to the executive’s resignation without Good Reason (as defined in the executive’s existing employment agreement with the Company), the executive must repay one third of the Appointment Bonus, net of taxes withheld by the Company upon its initial payment, within 30 days of the termination date.

In the event that the employment of Ms. Thorell or Mr. DesRosier is terminated by the Company without “Cause” (as defined in the executive’s existing employment agreement with the Company) prior to full payment of their Appointment Bonus, any unpaid portions of the Appointment Bonus will be paid in full, subject to the recipient’s execution of a release of claims. Additionally, in the event that Ms. Thorell or Mr. DesRosier is removed from the position of Co-President and Co-Chief Executive Officer but remains employed by the Company, any unpaid portions of the Appointment Bonus will be paid in full without the requirement to execute a release of claims.

The Transition Letters do not affect the existing employment agreements of Ms. Thorell and Mr. DesRosiers with the Company, which remain in full force and effect.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding executive transitions, compensation arrangements, including the Pro Rata Bonus and Appointment Bonuses, and the timing of any of the foregoing. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 7, 2025, and the Company’s other reports filed with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause the Company’s views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERES THERAPEUTICS, INC.

Date: July 22, 2025	By:	/s/ Thomas J. DesRosier
	Name:	Thomas J. DesRosier
	Title:	Chief Legal Officer and Executive Vice President